UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2011
ONYX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-28298	94-3154463
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 597-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.
On March 28, 2011, Onyx Pharmaceuticals, Inc., or Onyx, announced that it plans to expand its ongoing Phase 3 European clinical trial, referred to as FOCUS, or the “011” trial, designed to evaluate the efficacy and tolerability of carfilzomib in patients with refractory multiple myeloma relapsed after at least three prior regimens. Carfilzomib is a selective, next generation proteasome inhibitor that has shown encouraging results in a broad clinical trial program in multiple myeloma.
The modification of the FOCUS (CarFilzOmib for AdvanCed Refractory MUltiple Myeloma European Study) trial includes two key enhancements: changing the primary endpoint to overall survival (OS) from progression free survival (PFS) and correspondingly increasing patient enrollment to approximately 300 from 84 in order to demonstrate a potential mortality benefit. The FOCUS trial is designed to support a registrational filing with the European Medicines Agency, or EMA. These trial enhancements are supported by survival data derived from Onyx’s 003-A1 trial of carfilzomib in 257 evaluable patients with relapsed and refractory multiple myeloma.
Forward Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” of Onyx within the meaning of the federal securities laws. These forward-looking statements include, without limitation, statements regarding the clinical development and regulatory processes related to carfilzomib, and potential benefits of the modification of the FOCUS Phase 3 study. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: Onyx may never receive marketing approval for carfilzomib; failures or delays in Onyx’s clinical trials; if approved, Onyx may be unsuccessful in launching, maintaining adequate supply of or obtaining reimbursement for carfilzomib; serious adverse side effects, if they are associated with carfilzomib; competition; government regulation; and protection of Onyx’s intellectual property. Any statements contained in this report that are not statements of historical fact may be deemed to be forward-looking statements. Reference should be made to Onyx’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission under the heading “Risk Factors” for a more detailed description of such factors. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date of this release. Onyx undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date of this release except as required by law.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX PHARMACEUTICALS, INC.
Dated: March 28, 2011	By:	/s/ Matthew K. Fust
Matthew K. Fust
Executive Vice President and Chief Financial Officer